                                                                    EXHIBIT 99.1

MDwerks Signs Non-Binding Letter of Intent to Acquire Virtual Billing Company
Thursday February 16, 9:59 am ET

DEERFIELD BEACH, FL--(MARKET WIRE)--Feb 16, 2006 -- MDwerks(TM), Inc. (OTC
BB:MDWK.OB - News), a provider of comprehensive Web-based healthcare claims management and Advance Funding solutions, today announced it has signed a non-binding Letter of Intent to acquire substantially all of the assets of
Odyssey Healthcare Consultants, Inc., a virtual medical billing company based in
Boca Raton, Fla.

In business since 1997, Odyssey provides electronic-based billing solutions to private medical insurers and private healthcare practices as well as to healthcare operations such as medical equipment providers, rehabilitation centers and small hospitals.

The Letter of Intent contemplates that MDwerks will acquire customer contracts, software, vendor lists and access to a customer service, coding and software contract team, among other assets of Odyssey.

The completion of the transaction is subject to the negotiation and execution of a definitive purchase and sale agreement, as well as due diligence by both parties.

Howard Katz, CEO of MDwerks Inc., said, "Odyssey Healthcare Consultants Inc. has virtual billing capabilities that we believe can help us expand the services and solutions MDwerks offers its clients. Odyssey's infrastructure is scalable, flexible and adaptable, and therefore highly compatible with MDwerks solutions.
In addition, Odyssey will enable us to expand our client base and enter new markets. The Odyssey team is experienced in creating medical billing solutions, functionality and services that have the quality MDwerks clients expect, and we look forward to completing this transaction as soon as possible."

About MDwerks, Inc.

MDwerks, Inc. (OTC BB:MDWK.OB - News), based in Deerfield Beach, Florida, offers healthcare providers web-based insurance claims management solutions, including
Advance Funding of medical receivables.

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the companies, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; competition; unexpected changes in technologies and technological advances; ability to commercialize and manufacture products;
results of experimental studies; research and development activities; changes in, or failure to comply with, governmental regulations; and the ability to obtain adequate financing in the future. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of MDwerks' Securities and Exchange Commission filings available at http://www.sec.gov.

Pursuant to a December 1, 2005 agreement, Consulting For
Strategic Growth I, Ltd. ("CFSG") provides MDwerks Inc. with consulting, business advisory, investor relations, public relations and corporate development services, for which CFSG receives a fixed monthly fee for the duration of the agreement. Independent of CFSG's receipt of cash compensation from MDwerks, CFSG may choose to purchase the common stock of MDwerks and thereafter sell those shares at any time it deems appropriate to do so.

Contact:

     CONTACTS:
     Howard B. Katz
     Chief Executive Officer
     MDwerks, Inc.
     Tel: 954-834-0352
     Fax: 954-834-0376
     Email: Email Contact

     Stanley Wunderlich
     Chief Executive Officer
     Consulting for Strategic Growth 1
     Tel: 800-625-2236
     Fax: 212-337-8089
     Email: Email Contact

     Daniel Stepanek
     Media Relations
     Consulting for Strategic Growth 1
     Tel: 212-896-1202
     Fax: 212-697-0910
     Email: Email Contact